SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 31, 2000


                           THE SOLOMON-PAGE GROUP LTD.
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             (Exact name of Registrant as specified in its charter)


    Delaware                           0-24928                   51-0353012
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(State or other jurisdiction        (Commission                 (I.R.S. Employer
 of incorporation)                  File Number)                 Identification
                                                                 Number)


1140 Avenue of the Americas, New York, New York                     10036
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(Address of Principal executive offices)                            (Zip Code)


                                 (212) 403-6100
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               Registrant's telephone number, including area code


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          (Former Name or Former Address; if Changed Since Last Report)


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Item 5.     Other Events.

            On March 31, 2000, The Solomon-Page Group Ltd. (the "Company") announced that it entered into a definitive agreement under which a management group consisting of the three principal executive officers of the Company, Lloyd Solomon, Scott Page and Herbert Solomon, is to acquire all of the outstanding publicly held shares of Common Stock of the Company at a price of $4.25 per share. For additional information in respect of the proposed transaction, reference is made to (i) the Merger Agreement dated March 31, 2000, by and between the Company and TSPGL Merger Corp., which is incorporated herein by reference and is attached hereto as Exhibit 2.1 and (ii) the Company's press release dated March 31, 2000, which is incorporated herein by reference and is attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

          2.1 Merger Agreement dated March 31, 2000, by and between the Company and TSPGL Merger Corp.

          99.1          Press release dated March 31, 2000 of the Company.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE SOLOMON-PAGE GROUP LTD.



Date: April 3, 2000                    By: /s/ Lloyd Solomon
                                           -------------------------------------
                                           Lloyd Solomon
                                           Vice Chairman of the Board and
                                           Chief Executive Officer


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